CHOICE HOTELS INTERNATIONAL®

Cambria Suites | Comfort Suites | Comfort Inn | Sleep Inn | Clarion | Ascend Collection™

Quality | MainStay Suites | Suburban | Econo Lodge™ | Rodeway Inn

SLEEP
QUALITY INN
EconoLodge

CHOICE HOTELS INVESTOR PRESENTATION

2010 Outlook January 5, 2010 Exhibit 99.1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

DISCLAIMER
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities law. Generally, our use of words such as “expect,” “estimate,” “believe,”
“anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotel rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended
December 31, 2008, filed with the Securities and Exchange Commission on March 2, 2009.  We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS OVERVIEW
Leading gainer of US hotel market share*
– 9.5% share of branded US hotels (+160
basis points over trailing 5 years)*
– 2nd largest U.S. hotelier
65+ year-old hotel distribution company
with well-known, diversified brands
suitable for various stages of hotel life
cycle
Core competencies and services drive
demand for our brands and deliver
business for our franchisees
Global pipeline of 860 hotels under
construction, awaiting conversion or
approved for development.
Source: Choice Internal Data, September 30, 2009
* Based on number of hotels as of November 30, 2009 (Smith Travel Research)
Fee-for-service business model
Predictable, profitable, long-term growth
in a variety of lodging and economic
environments
Cumulative free cash flows of more than
$1 billion since 1997
– >99% returned to shareholders through
share repurchases and dividends
Capital “light” model generates strong
after-tax returns on invested capital
Long-term franchise contracts and scale
represent barriers to entry
Strong, Growing, Global Hotel
Franchising Business
Highly Attractive Business Model
With Strong Financial Returns

CHOICE HOTELS INVESTOR PRESENTATION

Δ
Market Share %

CHOICE HOTELS INTERNATIONAL

0
2
4
6
8
10
12
14
Wyndham Choice IHG Hilton Marriott Best Western Accor Carlson Starwood Hyatt
2004 2005 2006 2007 2008 2009
ONE OF THE LARGEST HOTELIERS
Source: Smith Travel Research, November 30, 2009
Market
Share %
11.4%       9.5%      6.0%       5.9%         5.5%         3.9%      1.9%       1.2%        0.9%    0.6%
5 yr. bps
(04-09)
-40         +160
+80
+150        +100           -60
-50          +10
+20        -80
Leading Gainer of Market Share (% of Hotels Open in U.S.)

CHOICE HOTELS INVESTOR PRESENTATION

Estimated Per Room Investment*

CHOICE HOTELS INTERNATIONAL

* Excludes cost of land; based on average domestic per-room investment.
Conversion
$45,000+
$105,000+
$50
$70
$100+
Targeted Average Daily Rate
$85
FAMILY OF WELL-KNOWN AND
DIVERSIFIED BRANDS
New Construction
Source: Choice Internal Data, April 2009

CHOICE HOTELS INVESTOR PRESENTATION

2.4%
1.6%
1.0%
0.4%
-0.1%
0.2%
1.3%
2.6%
3.1%
1.6%
20-year supply growth average 2.1%
Projected
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CHOICE HOTELS INTERNATIONAL

CHALLENGING NEAR-TERM ENVIRONMENT FOR
NEW CONSTRUCTION HOTEL DEVELOPMENT
Sources: PricewaterhouseCoopers (Nov 09), Smith Travel Research (Oct 09), Lodging Econometrics (Q3 2009)
*2009 - 2010 supply growth projections are averages based on STR and PwC forecasts
0
20
40
60
80
100
120
140
Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309
Construction Starts New Project Announcements
New Construction Pipeline
(thousands of rooms)
% Change in Supply

CHOICE HOTELS INVESTOR PRESENTATION

Comfort INN
COMFORT SUITES
SLEEP INN

CHOICE HOTELS INTERNATIONAL

Source: Smith Travel Research, Choice Internal Data, November 30, 2009
STRONG LIMITED SERVICE NEW CONSTRUCTION
BRANDS POSITIONED WELL FOR LONG-TERM
GROWTH
Domestic Hotels
1,719
1,450
755
619
464
1,690
602
390
Holiday Inn
Express
Hampton
Inn / Inn &
Suites
La Quinta
Inn/Inn &
Suites
Fairfield
Inn
Country
Inn &
Suites

8 Slide Intentionally Left Blank

CHOICE HOTELS INVESTOR PRESENTATION

QUALITY
EconoLodge
RODEWAY INN
Clarion

CHOICE HOTELS
INTERNATIONAL

Source: Smith Travel Research, Choice Internal Data, November 30, 2009
SIGNIFICANT GROWTH OPPORTUNITIES REMAIN IN
LARGE CONVERSION MARKET
2,042
1,886
1,719
1,690
1,674
753
743
619
543
362
297
166
309
342
755
794
969
349
975
375
Chart does not include
17,000+ independent hotels
in budget, economy and
mid-scale segments
Domestic Hotels
Hampton Inn/
Hampton Inn
& Suites
Holiday Inn
Express
Days Inn
Motel 6
America’s Best
Value Inn
Holiday
Inn/Holiday Inn
Select
La Quinta
Inn/La Quinta
Inn & Suites
Fairfield
Inn
Ramada/Ramada
Limited
Travelodge
Red
Roof
Inn
Howard
Johnson
Knight’s
Inn
Microtel
Best
Western
Super 8

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

278 hotels 278 hotels
Canada Canada
18 hotels 18 hotels
Mexico Mexico
239 hotels 239 hotels
Continental Continental
Europe, UK Europe, UK
& Ireland & Ireland
162 hotels 162 hotels
Scandinavia Scandinavia
54 hotels 54 hotels
Brazil Brazil
59 hotels 59 hotels
Japan Japan
3 hotels 3 hotels
China China
1 hotel 1 hotel
Malaysia Malaysia
1 hotel 1 hotel
Lebanon Lebanon
29 hotels 29 hotels
India India
1,125 properties in
more than 35
countries and
territories on 5
continents.
Multi-year investments
in IT and marketing
planned to enhance
value proposition for
international hotels.
Significant long-term
growth opportunity in
underrepresented
regions/countries.
Source: Choice Internal Data, November 30, 2009
STRONG PRESENCE IN MAJOR
TRAVEL MARKETS OUTSIDE OF THE U.S.
13 hotels 13 hotels
Central Central
America America
1 hotel 1 hotel
Singapore Singapore
267 hotels 267 hotels
Australia, Australia,
New Zealand New Zealand
& Papa New & Papa New
Guinea Guinea

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

SERVICES LIFECYCLE IMPROVES
BRANDS AND PROPERTY PERFORMANCE
FRANCHISED FRANCHISED
PROPERTIES PROPERTIES
RETURN ON RETURN ON
INVESTMENT INVESTMENT
Brand Planning
and Management
• Targeted, differentiated
programs, amenities and
services for each brand
Brand Performance
• Revenue and guest service
consulting
• Inventory and rate
management
• Local sales and marketing
• Independent third-party quality
assurance
Training
• On-site
• Regional
• Web-based
• GM Certification
Opening Services
• Ensure hotels open
successfully and meet or
exceed brand standards
Portfolio
Management
• Repositioning
• Relicensing
• Termination
Procurement
Services
• Value-engineered
prototypes and
design packages
• Negotiated vendor
relationships

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MARKETING AND CENTRAL RESERVATION SYSTEM
LEVERAGES SIZE, SCALE AND DISTRIBUTION
$300-plus million in annual marketing and reservation system fees
Leverage expertise and innovation in on-line, targeted interactive marketing to influence guest hotel stay decisions
Powerful advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Strong and growing global loyalty program
Increasing brand awareness
Source: Choice Internal Data, November 2009

CHOICE HOTELS INVESTOR PRESENTATION

N/A
N/A
N/A
N/A
N/A

CHOICE HOTELS INTERNATIONAL

STRONG AND GROWING AIDED
BRAND AWARENESS
98
77
43
87
72
14
99
90
62
89
82
95
57
29
14
20
40
Comfort
Inn
Comfort
Suites
Sleep Inn Quality Clarion Econo
Lodge
Rodeway
Inn
MainStay Suburban Cambria
Suites
Choice
Hotels
2001 2008
Source: Percentage of survey respondents. Millward Brown, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICEprivileges®

REWARDS PROGRAM

CHOICE HOTELS INTERNATIONAL

STRONG, GROWING LOYALTY PROGRAM
Comprehensive loyalty rewards program
More than 9 million members worldwide – contribute
nearly 1/4th of domestic gross room revenues
More than 1.75 million members added in 2009
Delivers incremental business to all Choice brand
hotels
Important selling point for franchise sales
Source: Choice Internal Data, November 2009
Choice Privileges Revenue as Percent
of Domestic Gross Room Revenues
8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
24.6%
21.8%
2001 2002 2003 2004 2005 2006 2007 2008 2009 YTD
08/31/09

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

LARGE AND GROWING CENTRAL RESERVATIONS
SYSTEM (“CRS”) DELIVERY PUTS “HEADS IN BEDS”
All
Hotel Direct
Reservation
Choice Central
Reservation
Contribution
1/3
Domestic Franchise System
Gross Room Revenue Source
Domestic Choice CRS
Net Room Revenue
$1,161
$1,638
$1,000
$1,200
$1,400
$1,600
$1,800
2005 2006 2007 2008
$ in Millions
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

Central Channel ADR
“Premium”
Source: Choice Internal Data, December, 2008
47%
62%
23%
35%
15%
18%
2005 2006 2007 2008
Internet Voice Travel Agent (GDS)
Domestic Choice CRS
Net Channel Share
CENTRAL RESERVATIONS BOOKINGS CREATE
SIGNIFICANT VALUE FOR FRANCHISEES
$73.72
$66.11
$77.78
$71.59
$84.03
$73.35
2005 2006 2007 2008
Systemwide Call Center choicehotels.com

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

184
174
116
63
128
182
237
288
327
261
109
134
124
184
241
342
370
402
432
443
437
355
318
298
300
304
470
552
639
720
770
698
464
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 9/30/09
TTM
New Construction Conversion Total
Source: Choice Internal Data, September 30, 2009
CONVERSION BRAND FRANCHISE SALES
OPPORTUNITY IN SOFT NEW CONSTRUCTION
ENVIRONMENT

CHOICE HOTELS INVESTOR PRESENTATION

5-year trend
10-year trend

5-year trend
10-year trend

CHOICE HOTELS INTERNATIONAL

STRONG, STEADY FRANCHISE
SYSTEM GROWTH
3,123 3,244 3,327 3,482 3,636 3,834 4,048 4,211 4,445 4,716
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
258 266 271 282 310 329 339 354 374 294
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Domestic Hotels On-Line Domestic Rooms On-Line
(in thousands)
Source: Choice Internal Data, December 2008
CAGR = 4.5%
CAGR = 5.3%
CAGR = 4.0%
CAGR = 4.9%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUE STREAM LESS
VOLATILE THAN REVPAR
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
$0
$50
$100
$150
$200
$250
$300
$350
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
Source: Smith Travel Research, Choice Internal Data, December 2008
($ in millions)

CHOICE HOTELS INVESTOR PRESENTATION

($ in billions)
($ in millions)

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA LESS VOLATILE
THAN INDUSTRY PROFITABILITY
0
5
10
15
20
25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
0
50
100
150
200
250
Industry Profits Adjusted EBITDA
Source: Smith Travel Research, Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CAPITAL “LIGHT” MODEL GENERATES
STRONG RETURNS ON INVESTED CAPITAL
47.8%
19.5%
78.5%
15.2%
16.1%
14.7%
27.6%
36.7%
49.7%
62.9%
68.8%
59.5%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 TTM
9/30/09
Source: Choice Internal Data, September 2009
After-Tax Return On Invested Capital

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

TRACK RECORD OF STRONG
EARNINGS PER SHARE PERFORMANCE
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.26
$1.49
$1.74
$1.75
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Source: Choice Internal Data, December 2008, Per Share Amounts Retroactively Adjusted For 2005 Stock Split
Adjusted Diluted Earnings Per Share
Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our
February 10, 2009 earnings announcement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

-
2.1
7.9 7.2 24.0 10.8 5.7 6.4
4.9
3.2
1.6
2.2
10.3 x
10.2 x
14.8 x
20.3 x
17.0 x
14.9 x
11.0 x
11.9 x
10.2 x
8.6 x
11.3 x
11.9 x
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
12/31/09
Millions of Shares Repurchased Avg. TEV/EBITDA
Source: Capital IQ, December 29, 2009, Choice Internal Data, December 31, 2009. Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split
Remaining authority on current authorization –
3.8 million shares as of December 31, 2009
OPPORTUNISTIC SHARE REPURCHASES KEY
PART OF CAPITAL ALLOCATION STRATEGY

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

2.3%
0.0% 0.0% 0.0% 0.0%
2.9%
0.0% 0.0% 0.0%
0.5%
0.8%
Choice
Great
Wolf
Starwood
Wyndham
Gaylord Home Inns
Marriott
Red Lion
Orient-Express
IHG
Source: Bloomberg Financial, December 30, 2009
HIGH CASH DIVIDEND YIELD COMPARED
TO OTHER LODGING C-CORPS
Hyatt

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

STRONG CREDIT POSITION
Investment grade credit rating
– Moody’s Baa3
– Standard & Poor’s BBB
Strong liquidity position
– $350 million committed revolver matures June 2011 with $72.3 million available as of December 31, 2009
– No debt maturities until 2011
Substantial financial flexibility
Minimal contingent liability exposure
Source: Choice Internal Data, December 2009

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRATEGY FOR CHOICE’S BRANDS, GROWTH AND
SHAREHOLDERS
Grow and Improve Brands
Continue progress toward long-term goal of domestic market share leadership
Increase portfolio profitability of the Comfort brand family
Refresh Sleep Inn to improve long-term brand growth potential
Invest in and expand emerging brands/segments – Cambria, Ascend, Extended Stay, International
Enhance Reservations Delivery
Grow Choice Privileges loyalty program – target +2.5 million new members in 2010
Enhance global sales strategy
Deploy revenue management tools designed to improve franchise performance
Allocate Free Cash Flows To “Best And Highest” Use
Continue shareholder-friendly capital allocation policies
Leverage financial capacity/strength to support expansion of emerging brands
Evaluate opportunities to enter new segments
Invest in IT infrastructure to shore up value proposition for international properties.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

Source: Choice Internal Data, January 5, 2010
FINANCIAL PROJECTIONS
Gross Domestic Unit Openings
– 2009E – 297 Conversion Units (67%), 146 New Construction Units (33%);
– 2010E – 332 Conversion Units (86%), 56 New Construction Units (14%).
The Company’s existing $350 million revolving credit facility carries an interest rate of LIBOR plus approximately 50 basis points and matures in June 2011. The full year 2010 projections above assume that this existing facility remains in place for full year
2010. Based on current credit conditions, the Company estimates that refinancing this facility during 2010 would result in dilution to the full year 2010 diluted EPS projections above.
Adjusted diluted earnings per share projections assume no share repurchases subsequent to December 31, 2009 and outstanding basic shares of approximately 59.5 million as of December 31, 2009.
Full Year 2009 Outlook Target
2% RevPAR
Sensitivity
Unit Growth 4.0% 2.0% 2.0%
RevPAR Decline -14.4% -2.0% -4.0%
Effective Royalty Rate Improvement 6 bps 7 bps 7 bps
Adjusted EBITDA (in millions) $164.5
(1)
$170.0 $166.0
Adjusted Diluted EPS $1.68
(1)
$1.70 $1.65
Effective Tax Rate 36.0% 36.5% 36.5%
(1)
Adjusted EBITDA and Diluted EPS for 2009 excludes $4.3 million of termination benefits ($0.05 per share),
$1.5 million related to a loss on sublease of office space ($0.01 per share) and a $1.3 million charge related to the curtailment of the Company's supplemental executive retirement plan ("SERP") ($0.01 per share).
Current Projections
Full Year 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ROYALTY FEE “LEVERS”
Domestic Royalty Impact
Estimated
Impact on Full
Year Royalties
Estimated
Impact on Full
Year
Diluted EPS
2,3
RevPAR Improvement
1% = $2.0 million $0.02
5% = $10.1 million $0.11
New Franchise Growth
1% (49 units) = $2.0 million $0.02
5% (245 units) = $10.1 million $0.11
Improvement in
Royalty Rate
1 bps increase = $0.5 million $0.005
5 bps increase = $2.3 million $0.02
(1) Based on the 2010 annual RevPAR forecast at December 31, 2009
(2) Assumes outstanding weighted average diluted shares of 59.9 million
(3) Assumed tax rate of 37.2%
Source: Choice Internal Data, December 2009
1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

29 Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues, net operating profit after tax (NOPAT), return on average invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States
(GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities.  The calculation of these non-
GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

QUALITY

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
Source: Choice Internal Data, December 2008
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our February 10, 2009 earnings announcement.
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2008 2007 2006 2005 2004 2003
Total Revenues 641,680 $      615,494 $      539,903 $      472,098 $      428,208 $      385,866 $
Adjustments:
Marketing and Reservation  (336,477) (316,827) (273,267) (237,822) (220,732) (195,219)
Product Sales - - - - - -
Hotel Operations (4,936) (4,692) (4,505) (4,293) (3,729) (3,565)
Franchising Revenues 300,267 $      293,975 $      262,131 $      229,983 $      203,747 $      187,082 $
Operating Income 174,596 $      185,199 $      166,625 $      143,750 $      124,983 $      113,946 $
Adjustments
Hotel Operations (1,502) (1,451) (1,311) (1,068) (725) (842)
Acceleration of Management Succession Plan 6,605 - - - - -
Executive Termination Benefits - 3,690 - - - -
Loan Reserves Related to Impaired Notes Receivable 7,555 - - - - -
Product Sales - - - - - -
Impairment of Friendly Investment - - - - - -
Net 187,254 $      187,438 $      165,314 $      142,682 $      124,258 $      113,104 $
Adjusted Franchising Margin 62.4% 63.8% 63.1% 62.0% 61.0% 60.5%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS (CONTINUED)
Source: Choice Internal Data, December 2008
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Total Revenues 365,562 $       341,428 $       352,841 $               324,203 $               165,474 $               175,416 $
Adjustments:
     Marketing and Reservation  (190,145)         (168,170)         (185,367)                 (162,603)                -                           -
     Product Sales -                   -                   -                           (3,871)                     (20,748)                    (23,806)
     Hotel Operations (3,331)             (3,215)             (1,249)                      -                          (1,098)                      (17,303)
Franchising Revenues 172,086 $       170,043 $       166,225 $               157,729 $               143,628 $               134,307 $
Operating Income 104,700 $       73,577 $         92,427 $                  94,170 $                  85,151 $                  77,068 $
Adjustments
     Hotel Operations (385)                (714)                (640)                         -                          35                            (1,679)
     Acceleration of Management Succession Plan -                   -                   -                           -                          -                           -
     Executive Termination Benefits -                   -                   -                           -                          -                           -
     Loan Reserves Related to Impaired Notes Receivable -                   -                   -                           -                          -                           -
     Product Sales -                   -                   -                           12                            (1,216)                      (1,037)
     Impairment of Friendly Investment -                   22,713            -                           -                          -                           -
Net 104,315 $       95,576 $         91,787 $                  94,182 $                  83,970 $                  74,352 $
Adjusted Franchising Margin 60.6% 56.2% 55.2% 59.7% 58.5% 55.4%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL
Source: Choice Internal Data, September 2009
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31,
1998 1999 2000 2001 2002
Operating Income (a) $85.2 $94.2 $92.4 $96.3 $104.7
Tax Rate(a) 41.7% 39.5% 39.0% 35.0% 36.5%
After-Tax Operating Income 49.7 57.0 56.4 62.6 66.5
+ Depreciation & Amortization 6.7 7.7 11.6 12.5 11.3
- Maintenance CAPEX 6.7 7.7 11.6 12.5 11.3
Net Op. Profit After-tax (NOPAT) $49.7 $57.0 $56.4 $62.6 $66.5
Total Assets 398.2 464.7 484.1 321.2 316.8
- Current Liabilities 64.7 88.7 93.8 71.2 84.3
Invested Capital 333.6 375.9 390.3 250.0 232.5
Return on Average Invested Capital 15.2% 16.1% 14.7% 19.5% 27.6%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

RETURN ON INVESTED CAPITAL
(CONTINUED)
Source: Choice Internal Data, September 2009
Trailing Twelve
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Months
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31, September 30,
2003 2004 2005 2006 2007 2008 2009
Operating Income (a) $113.9 $125.0 $143.8 $166.6 $185.2 $174.6 $148.1
Tax Rate(a) 36.1% 35.1% 33.0% 27.4% 36.0% 36.3% 35.3%
After-Tax Operating Income 72.8 81.1 96.3 121.0 118.5 111.2 95.8
+ Depreciation & Amortization 11.2 9.9 9.1 9.7 8.6 8.2 8.3
- Maintenance CAPEX 11.2 9.9 9.1 9.7 8.6 8.2 8.3
Net Op. Profit After-tax (NOPAT) $72.8 $81.1 $96.3 $121.0 $118.5 $111.2 $95.8
Total Assets 267.3 263.4 265.3 303.3 328.4 328.2 353.0
- Current Liabilities 102.2 102.1 120.3 139.8 147.5 135.1 149.2
Invested Capital 165.1 161.3 145.0 163.5 180.9 193.1 203.8
Return on Average Invested Capital 36.7% 49.7% 62.9% 78.5% 68.8% 59.5% 47.8%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS
Source: Choice Internal Data, September 2009
Trailing
Twelve Months Year Ended Year Ended Year Ended Year Ended Year Ended
September 30, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2009 2008 2007 2006 2005 2004
Net Cash Provided by Operating Activities 91,974 $                 104,399 $            145,666 $         153,680 $         133,588 $         108,908 $
Net Cash Provided (Used) by Investing Activities (4,260)                     (20,265)               (21,284)             (17,244)             (24,531)             (14,544)
Free Cash Flows 87,714 $                 84,134 $              124,382 $         136,436 $         109,057 $         94,364 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS (continued)
Source: Choice Internal Data, September 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 115,304 $         99,018 $           101,712 $         53,879 $           65,040 $           38,952 $
Net Cash Provided (Used) by Investing Activities 27,784              (14,683)             87,738              (16,617)             (36,031)             (9,056)
Free Cash Flows 143,088 $         84,335 $           189,450 $         37,262 $           29,009 $           29,896 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA
Source: Choice Internal Data, December 2009
Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our February 10, 2009 earnings announcement.
Outlook
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands)
2% RevPAR December 31, December 31, December 31, December 31, December 31, December 31,
Target Sensitivity 2009 2008 2007 2006 2005 2004
Operating Income 161,846 $      157,812 $      149,080 $      174,596 $      185,199 $      166,625 $      143,750 $      124,983 $
Adjustments
Acceleration of Management Succession Plan - - - 6,605 - - - -
Loss on Sublease of Office Space - - 1,503 - - - - -
Executive Termination Benefits - - 4,330 - 3,690 - - -
Curtailment of SERP - - 1,285 - - - - -
Loan Reserves Related to Impaired Notes Receivable - - - 7,555 - - - -
Product Sales - - - - - - - -
Impairment of Friendly investment - - - - - - - -
Depreciation and Amortization 8,155 8,155 8,303 8,184 8,637 9,705 9,051 9,947
Adjusted EBITDA 170,001 $      165,967 $      164,501 $      196,940 $      197,526 $      176,330 $      152,801 $      134,930 $
Projected Year Ended,
December 31, 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA
(CONTINUED)
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2003 2002 2001 2000 1999 1998 1997
Operating Income 113,946 $      104,700 $      73,577 $        92,427 $        94,170 $        85,151 $        77,068 $
Adjustments
Acceleration of Management Succession Plan - - - - - - -
Loss on Sublease of Office Space - - - - - - -
Executive Termination Benefits - - - - - - -
Curtailment of SERP - - - - - - -
Loan Reserves Related to Impaired Notes Receivable - - - - - - -
Product Sales - - - - 12 (1,216) (1,037)
Impairment of Friendly investment - - 22,713 - - - -
Depreciation and Amortization 11,225 11,251 12,452 11,623 7,687 6,710 9,173
Adjusted EBITDA 125,171 $      115,951 $      108,742 $      104,050 $      101,869 $      90,645 $        85,204 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
Source: Choice Internal Data, December 2009
Note: To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2008 and 2007 differ from amounts reported in exhibit 8 of our February 10, 2009 earnings announcement.
Outlook
Year Ended Year Ended Year Ended Year Ended Year Ended
2% RevPAR December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
Target Sensitivity 2009 2008 2007 2006 2005
Net Income 101,615 $                      99,081 $                        96,760 $                        100,211 $                      111,301 $                      112,787 $                      87,565 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes - - - - - 217 -
Acceleration of Management Sucession Plan, Net of Taxes - - - 4,135 - - -
Executive Termination Benefits, Net of Taxes - - 2,719 - 2,310 - -
Loss on Sublease of Office Space, Net of Taxes - - 944 - - - -
Curtailment of SERP, Net of Taxes - - 807 - - - -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes - - - 4,729 - - -
Resolution of Provisions for Income Tax Contingencies - - - - - (12,791) (4,855)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation - - - - - - 1,192
Loss(Gain) on Sunburst Note Transactions, Net of Taxes
- - - - - - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes - - - - - - -
Adjusted Net Income
101,615 $                      99,081 $                        101,230 $                      109,075 $                      113,611 $                      100,213 $                      83,902 $
Weighted Average Shares Outstanding-Diluted
59,941 59,941 60,225 62,521 65,331 67,050 66,336
Diluted Earnings Per Share 1.70 $                            1.65 $                            1.61 $                            1.60 $                            1.70 $                            1.68 $                            1.32 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes - - - - - - -
Acceleration of Management Sucession Plan, Net of Taxes - - - 0.07 - - -
Executive Termination Benefits, Net of Taxes - - 0.05 - 0.04 - -
Loss on Sublease of Office Space, Net of Taxes - - 0.01 - - - -
Curtailment of SERP, Net of Taxes - - 0.01 - - - -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes - - - 0.08 - - -
Resolution of Provisions for Income Tax Contingencies - - - - - (0.19) (0.08)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
- - - - - - 0.02
Loss(Gain) on Sunburst Note Transactions, Net of Taxes - - - - - - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes - - - - - - -
Adjusted Diluted Earnings Per Share (EPS)
1.70 $                            1.65 $                            1.68 $                            1.75 $                            1.74 $                            1.49 $                            1.26 $
Projected Year Ended
December 31, 2010

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)
Source: Choice Internal Data, December 2009
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
2004 2003 2002 2001 2000 1999 1998
Net Income 74,345 $                        71,863 $                        60,844 $                        14,327 $                        42,445 $                        57,155 $                        55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 433 - - - - - (7,232)
Acceleration of Management Sucession Plan, Net of Taxes - - - - - - -
Executive Termination Benefits, Net of Taxes - - - - - - -
Loss on Sublease of Office Space, Net of Taxes - - - - - - -
Curtailment of SERP, Net of Taxes - - - - - - -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes - - - - - - -
Resolution of Provisions for Income Tax Contingencies (1,182) - - - - - -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation - - - - - - -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes
- (3,383) - - 4,721 - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes - - - 37,166 7,532 - -
Adjusted Net Income
73,596 $                        68,480 $                        60,844 $                        51,493 $                        54,698 $                        57,155 $                        48,073 $
Weighted Average Shares Outstanding-Diluted
69,000 73,349 80,114 89,144 106,506 111,334 119,096
Diluted Earnings Per Share 1.08 $                            0.98 $                            0.76 $                            0.16 $                            0.40 $                            0.51 $                            0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 0.01 - - - - - (0.06)
Acceleration of Management Sucession Plan, Net of Taxes - - - - - - -
Executive Termination Benefits, Net of Taxes - - - - - - -
Loss on Sublease of Office Space, Net of Taxes - - - - - - -
Curtailment of SERP, Net of Taxes - - - - - - -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes - - - - - - -
Resolution of Provisions for Income Tax Contingencies (0.02) - - - - - -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
- - - - - - -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes - (0.05) - - 0.04 - -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes - - - 0.42 0.07 - -
Adjusted Diluted Earnings Per Share (EPS)
1.07 $                            0.93 $                            0.76 $                            0.58 $                            0.51 $                            0.51 $                            0.40 $